                                                        THE BRAZILIAN
                                                        EQUITY FUND, INC.
                                                        .......................
                                                        ANNUAL REPORT
                                                        MARCH 31, 2000

[graphic]

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

Letter to Shareholders ..................................................... 1

Portfolio Summary .......................................................... 6

Schedule of Investments .................................................... 7

Statement of Assets and Liabilities ........................................ 9

Statement of Operations ....................................................10

Statement of Changes in Net Assets .........................................11

Financial Highlights .......................................................12

Notes to Financial Statements ..............................................14

Report of Independent Accountants ..........................................19

Results of Annual Meeting of Shareholders ..................................20

Description of InvestLink-SM- Program ......................................21

Recent Developments ........................................................24



PICTURED ON THE COVER IS VIADUTO SANTA EFIGENIA IN THE HEART OF THE DOWNTOWN AREA OF SAO PAULO, BRAZIL.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
                                                                   May 5, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2000.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. At March 31, 2000, total net assets were $47,721,563.

PERFORMANCE:

The Fund's net asset value ("NAV") at March 31, 2000 was $8.36 per share, compared to $4.98 per share at March 31, 1999. As a result, the Fund's total return during the fiscal year (based on NAV) was 67.9%. By contrast, the Morgan Stanley Capital International Brazil Index (the "Index")* returned 64.4% in the same period.

The Fund outperformed the Index primarily due to our favorable exposures to several industries:

STEEL. Brazilian steel stocks did particularly well in 1999 (which accounted for most of the Fund's fiscal year), as the REAL'S devaluation benefited exports and higher-margin domestic business revived. Our steel holdings included Gerdau S.A., one of the sector's top performers and the Fund's 10th-largest holding.

ELECTRIC UTILITIES. We significantly underweighted electric utilities relative to the Index, based on their high political risk and lack of near-term appreciation potential. Political risk was high because the outlook for privatization--which had been a major element of support for utility shares--was inauspicious. The absence of good growth prospects and other positive catalysts meant that there was little else in the environment to provide the sector with upward momentum for the time being.

MERCHANDISING. Our merchandising allocation highlighted two retailers, one of which excelled as a pure play on the recovery of the Brazilian economy and the other rallied on prospects for its Internet-related business. The fact that we greatly overweighted the sector magnified the effectiveness of these holdings.

ENERGY. The Fund's single biggest position was (and is) Petroleo Brasileiro S.A. ("Petrobras"), Brazil's preeminent oil producer and importer. Petrobras shares enjoyed strong returns, as the break-up of the Telecomunicacoes Brasileiras S.A. ("Telebras") telecommunications empire left Petrobras as one of the nation's most-liquid stocks and the newly crowned proxy for the entire Brazilian market. Petrobras's own fundamentals, furthermore, were solidly positive.

Two sectors contributed most negatively to the Fund's overall return during the period. These were telecommunications and forest products. Our largest telecommunications position during most of 1999 was in a major regional service provider whose stock dramatically underperformed in response to mistreatment of minority shareholders by the majority shareholder. In forest products, we suffered from not being sufficiently invested at a time (I.E., April 1999) when the sector performed especially well.

------------------------------------------------------------------------------
                                                                            1

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

BRAZIL'S RECOVERY: STRONGER THAN EXPECTED

If there was one phrase that would characterize Brazil's performance over much of the past year, it would be "stronger than expected."
Stronger-than-expected economic recovery, fiscal position, foreign direct investment...the list goes on.

Far from its tenuous position following the near-disastrous devaluation of the real in January 1999, Brazil came roaring back on many fronts, as illustrated by a number of developments:

- Macroeconomic fundamentals rebounded enough for us to project that Brazil's gross domestic product should grow 3.5-4.0% this year, which would be a major improvement over 1999's gain of 0.8%.

- Fears that inflationary pressures were building proved unfounded. Inflation in 2000 has thus far been lower than expected, despite a steep increase in the price of oil. So optimistic is the president of the central bank on this point that he has forecasted an annual inflation rate of just 4.0% for 2000, far below the International Monetary Fund ("IMF")'s target of 6.0%.

- One of the major (and very positive) surprises to occur over the past year was the government's consistent success in meeting IMF targets for Brazil's fiscal primary surplus. Contrary to widespread expectations, the government did so for all of 1999 and is likely to have easily met the IMF's target for the first quarter of 2000. [Note: as we write, this statistic has not yet been announced.]

- In response to OPEC's decision in March 2000 to boost oil production, the central bank reduced short-term interest rates by a half-point, to 18.50% (down from 45.0% in March 1999, incidentally). While this is still a fairly high number, we note that Brazilian interest rates have fallen even as global rates have generally risen. We would not be surprised to see Brazilian rates fall to the 14-15% level in the next 12 months or so, given the macroeconomic improvements we have seen thus far in the year.

- There was progress on much-needed reforms, most of which focused on efforts to prohibit deficit spending and control the nation's fiscal accounts. In addition, the government raised the minimum wage by 11% despite incredible pressure to do so by 30%, thus sending a strong signal that its unpopular--but essential--fiscal austerity program remains on track.

- Legislative initiatives were undertaken to improve minority shareholders' rights, corporate governance and operational transparency. In combination with improvements in regulatory and supervisory agencies, these efforts should help to boost investor confidence in the country's capital markets.

Such confidence was no doubt further enhanced by the first-quarter 2000 antitrust clearance of a merger between the country's two largest beverage concerns, which will create the world's third-largest beer company. This deal underscores the theme that Brazil wants its companies to be globally competitive, as the government's open and more positive attitude toward mergers and acquisitions strongly suggests that it will encourage further industry consolidation going forward.

------------------------------------------------------------------------------
2

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

In these and other areas, Brazil has indeed been "stronger than expected". May we see more of the same as the present year progresses.

THE PORTFOLIO: STRATEGY AND STRUCTURE

TOP 10 HOLDINGS, BY ISSUER*

                                                                       % OF
    HOLDING                              SECTOR                     NET ASSETS
    -------                              ------                     ----------
 1. Petrobras                       Oil & Natural Gas                   22.9
 2. Banco Itau                           Banking                        10.1
 3. Embratel                        Telecommunications                   8.5
 4. Tele Norte Leste   Local and/or Long Distance Telephone Service      7.6
 5. CVRD                                  Mining                         5.0
 6. Celular Crt                Cellular Telecommunications               3.8
 7. Bradesco                             Banking                         3.8
 8. Tele Centro Sul    Local and/or Long Distance Telephone Service      3.6
 9. Brahma                           Food & Beverages                    3.6
10. Gerdau                                Steel                          2.9
                                                                        ----
    Total                                                               71.8
                                                                        ====


----------
* Company names are abbreviations of those found in the chart on page 6.

   SECTOR ALLOCATION
   (% of net assets)

[CHART]

Oil & Natural Gas                                        22.88
Telecommunications                                       17.10
Banking                                                  15.10
Other*                                                   10.74
Local and/or Long Distance Telephone Service             11.18
Mining                                                    6.64
Food and Beverages                                        6.41
Steel                                                     6.16
Cellular Telecommunications                               3.79


----------

* Other includes aerospace/defense equipment, electric integrated, holding companies, paper products, real estate, retail, utilities and liabilities in excess of cash and other assets.



My current strategy is to position the portfolio for likely improvements in domestic demand and falling interest rates. For example:

- I am overweighting cellular telephone companies, whose potential growth we believe is enormous. Such stocks are still relatively cheap and stand to gain from actual and prospective consolidation in the sector.

- I am overweighting retailers, as we expect the fall in interest rates to help fuel a recovery in domestic demand.

- I am maintaining exposure to beverages, in which we correctly anticipated the antitrust merger ruling.

- I am also maintaining exposure to steel producers, which should profit from growth in the domestic economy.

- I am underweighting electric utilities, forest products and many other "Old Economy" (I.E., manufacturing-based) stocks, which have generally been shunned by investors in favor of the "New Economy" (I.E., information-based) paradigm best exemplified by telecommunications, media and technology.

------------------------------------------------------------------------------
                                                                             3

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

OUTLOOK: MORE BULLISH THAN IN SOME TIME

I am very bullish about Brazil and intend to remain close to fully invested to take advantage of what may soon become a full-scale economic recovery. In my view, the Brazilian market should benefit from a "spillover" effect based on the upgrade of Mexico's sovereign debt to investment-grade status. In this scenario, investors will probably shift some assets out of Mexico and into Brazil, where equity valuations are much more attractive.

Performance for the Brazilian telecommunications, media and technology sectors over the coming year should remain vigorous. This is particularly true of mobile communications companies and internet access providers, a number of which will have initial public offerings. Established companies, as well, are set to enter the fray with spin-offs of internet-related subsidiaries and/or secondary offerings of their own.

In line with a more relaxed government view on mergers and acquisitions, it appears that there will be further industry consolidation, particularly in the steel, beverage, banking and petrochemicals sectors. Each includes companies that are potential global competitors in their own right, and thus would reap the gains of economies of scale that would result from internal consolidation. There also are several attractive Brazilian acquisition candidates for foreign operators looking to beef up their Latin American operations.

And on the ever-important legislative front, it appears increasingly likely that there will soon be passage of several key reforms, including the much-anticipated Fiscal Responsibility Law, which would set hard and enforceable caps on spending at most levels of government.

Finally, there is a remote possibility that Brazilian debt could reach investment-grade quality sometime over the next few years, if--and there are always many ifs--the nation continues to make substantial progress on its economic and legislative agendas. Even the mere possibility of such an upgrade has excited some investors, who were heartened by Mexico's progress toward developed-world status and see Brazil as the next logical candidate.

As always, a harsh and lasting correction in U.S. equity markets, or a dramatic increase in global interest rates, could derail these possibilities. For now, however, we are paying close attention to the very interesting and rewarding stories that Brazilian equities have to tell.

Respectfully,


/s/ Emily Alejos
----------------------------------
Emily Alejos
Chief Investment Officer **

-------------------------------------------------------------------------------
4

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program ("the Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 21 through 23 of this report.


-------------------------------------------------------------------------------

* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust Co., where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and Investment Officer of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc.

-------------------------------------------------------------------------------
                                                                             5

------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
PORTFOLIO SUMMARY - AS OF MARCH 31, 2000 (UNAUDITED)
------------------------------------------------------------------------------
SECTOR ALLOCATION
------------------------------------------------------------------------------


                                    [CHART]

                                                      3/31/99        03/31/00
Banking                                                 7.84%          15.10%
Cellular Telecommunications                             0.00%           3.79%
Electric Integrated                                     9.69%           2.10%
Food & Beverages                                        8.24%           6.41%
Local and/or Long Distance Telephone Service            0.00%          11.18%
Mining                                                 10.52%           6.65%
Oil & Natural Gas                                       7.16%          22.88%
Retail                                                  5.47%           1.32%
Steel                                                   0.00%           6.16%
Telecommunications                                     21.18%          17.10%
Utilities                                              14.28%           1.83%
Other                                                  15.62%           5.48%


TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                      Sector                                 Net Assets
---------------------------------------------------------------------------------------------------------------------------
   1. Petroleo Brasileiro S.A.                                Oil & Natural Gas                              22.9
---------------------------------------------------------------------------------------------------------------------------
   2. Banco Itau S.A.                                              Banking                                   10.1
---------------------------------------------------------------------------------------------------------------------------
   3. Embratel Participacoes S.A.                            Telecommunications                               8.5
---------------------------------------------------------------------------------------------------------------------------
   4. Tele Norte Leste Participacoes S.A.       Local and/or Long Distance Telephone Service                  7.6
---------------------------------------------------------------------------------------------------------------------------
   5. Companhia Vale do Rio Doce                                   Mining                                     5.0
---------------------------------------------------------------------------------------------------------------------------
   6. Celular Crt. Participacoes S.A.                    Cellular Telecommunications                          3.8
---------------------------------------------------------------------------------------------------------------------------
   7. Banco Bradesco S.A.                                          Banking                                    3.8
---------------------------------------------------------------------------------------------------------------------------
   8. Tele Centro Sul Participacoes S.A.        Local and/or Long Distance Telephone Service                  3.6
---------------------------------------------------------------------------------------------------------------------------
   9. Companhia Cervejaria Brahma                             Food & Beverages                                3.6
---------------------------------------------------------------------------------------------------------------------------
  10. Gerdau S.A.                                                   Steel                                     2.9
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
6

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS - MARCH 31, 2000
-------------------------------------------------------------------------------



                                                     No. of            Value
Description                                       Shares/Units        (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-100.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 AEROSPACE/DEFENSE EQUIPMENT-1.11%
--------------------------------------------------------------------------------
Empresa Brasileira de
 Aeronautica S.A. PN .......................           114,800       $   530,658
                                                                     -----------
--------------------------------------------------------------------------------
 BANKING-15.10%
--------------------------------------------------------------------------------
Banco Bradesco S.A. PN .....................       217,865,509         1,798,970
Banco Itau S.A. PN .........................        54,303,930         4,833,252
Uniao de Bancos
 Brasileiros S.A. GDR ......................            18,100           574,675
                                                                     -----------
                                                                       7,206,897
                                                                     -----------
--------------------------------------------------------------------------------
 CELLULAR TELECOMMUNICATIONS-3.79%
--------------------------------------------------------------------------------
Celular Crt. Participacoes
 S.A. PNA ..................................         3,929,000         1,804,858
Telemig Celular S.A. PNC ...................            56,352             1,844
                                                                     -----------
                                                                       1,806,702
                                                                     -----------
--------------------------------------------------------------------------------
 ELECTRIC INTEGRATED-2.10%
--------------------------------------------------------------------------------
Eletropaulo Metropolitana
 S.A. PN ...................................        13,391,899         1,004,296
                                                                     -----------
--------------------------------------------------------------------------------
 FOOD & BEVERAGES-6.41%
--------------------------------------------------------------------------------
Brazil Fast Food Corp.,
 Warrants (expiring 9/30/01)+* .............           250,000            15,625
Companhia Brasileira de
 Distribuicao Grupo Pao
 de Acucar GDR .............................            37,300         1,333,475
Companhia Cervejaria
 Brahma PN .................................         2,158,239         1,707,754
                                                                     -----------
                                                                       3,056,854
                                                                     -----------
--------------------------------------------------------------------------------
 HOLDING COMPANIES-1.05%
--------------------------------------------------------------------------------
Investimentos Itau S.A. PN .................           512,000           499,799
                                                                     -----------
--------------------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE
  TELEPHONE SERVICE-11.18%
--------------------------------------------------------------------------------
Tele Centro Sul Participacoes
 S.A. ADR ..................................            21,200         1,717,200
Tele Norte Leste Participacoes
 S.A. ADR+ .................................           135,800         3,615,675



                                                     No. of            Value
Description                                       Shares/Units        (Note A)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE (CONTINUED)
--------------------------------------------------------------------------------
Telecomunicacoes de Minas
 Gerais S.A. PNB ...........................            56,352       $     2,410
                                                                     -----------
                                                                       5,335,285
                                                                     -----------
--------------------------------------------------------------------------------
 MINING-6.64%
--------------------------------------------------------------------------------
Caemi Mineracao
 e Metalurgica S.A. PN .....................         8,863,000           788,840
Companhia Vale do Rio
 Doce PNA ..................................            87,340         2,382,228
                                                                     -----------
                                                                       3,171,068
                                                                     -----------
--------------------------------------------------------------------------------
 OIL & NATURAL GAS-22.88%
--------------------------------------------------------------------------------
Petroleo Brasileiro S.A. ADR ...............           139,100         3,729,076
Petroleo Brasileiro S.A. PN ................        26,531,791         7,190,930
                                                                     -----------
                                                                      10,920,006
                                                                     -----------
--------------------------------------------------------------------------------
 PAPER PRODUCTS-2.19%
--------------------------------------------------------------------------------
Aracruz Celulose S.A. ADR+ .................            49,300         1,044,544
                                                                     -----------
--------------------------------------------------------------------------------
 REAL ESTATE-1.19%
--------------------------------------------------------------------------------
Sao Carlos
 Empreendimentos PN+ .......................       252,827,228           566,194
                                                                     -----------
--------------------------------------------------------------------------------
 RETAIL-1.32%
--------------------------------------------------------------------------------
Lojas Americanas S.A. PN ...................       127,227,228           628,283
                                                                     -----------
--------------------------------------------------------------------------------
 STEEL-6.16%
--------------------------------------------------------------------------------
Companhia Siderurgica
 Nacional ADR ..............................            31,400         1,102,925
Gerdau S.A. PN .............................        52,821,185         1,380,054
Usinas Siderurgicas de Minas
 Gerais S.A. PNA ...........................            91,800           455,969
                                                                     -----------
                                                                       2,938,948
                                                                     -----------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-17.10%
--------------------------------------------------------------------------------
Embratel Participacoes S.A.+ ...............        28,100,000           495,360
Embratel Participacoes S.A. ADR ............           139,300         3,569,563
Globo Cabo S.A. ADR ........................            64,400         1,207,500
Telemig Celular Participacoes
 S.A. ADR ..................................            11,600         1,027,325
Tele Nordeste Celular
 Participacoes S.A. ADR ....................            11,100           796,425

-------------------------------------------------------------------------------
                                                                              7


-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS - (CONTINUED)
-------------------------------------------------------------------------------
                                                     No. of            Value
Description                                       Shares/Units        (Note A)
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
--------------------------------------------------------------------------------
Telesp Celular Participacoes
 S.A. ADR ..................................            18,800       $ 1,065,725
                                                                     -----------
                                                                       8,161,898
                                                                     -----------

--------------------------------------------------------------------------------
UTILITIES-1.83%
--------------------------------------------------------------------------------
Centrais Eletricas Brasileiras
 S.A. ADR PN ...............................            48,067           458,631
Companhia Paranaense de
 Energia ADR PN ............................            49,000           416,500
                                                                     -----------
                                                                         875,131
                                                                     -----------
TOTAL INVESTMENTS-100.05%
 (Cost $32,731,644) (Notes A,D) ............                          47,746,563
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.05)% ......................                             (25,000)
                                                                     -----------
NET ASSETS-100.00% .........................                         $47,721,563
                                                                     ===========

--------------------------------------------------------------------------------------------------------------------------
*    Not a readily marketable security.
+    Security is non-income producing.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.

-------------------------------------------------------------------------------
8                               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2000
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------

Investments, at value (Cost $32,731,644) (Note A) .................................................   $ 47,746,563
Receivables:
   Investments sold ...............................................................................        570,214
   Dividends ......................................................................................        513,062
Prepaid expenses ..................................................................................         14,523
                                                                                                      ------------
Total Assets ......................................................................................     48,844,362
                                                                                                      ------------

--------------------------------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------------------------------
Payables:
   Due to custodian ...............................................................................        149,107
   Investments purchased ..........................................................................        438,051
   Capital shares repurchased (Note G) ............................................................        122,780
   Investment advisory fee (Note B) ...............................................................        116,566
   Administration fees (Note B) ...................................................................         11,114
   Other accrued expenses .........................................................................        285,181
                                                                                                      ------------
Total Liabilities .................................................................................      1,122,799
                                                                                                      ------------
NET ASSETS (applicable to 5,707,641 shares of common stock outstanding) (Note C) ..................   $ 47,721,563
                                                                                                      ============
NET ASSET VALUE PER SHARE ($47,721,563 DIVIDED BY 5,707,641) ......................................   $       8.36
                                                                                                      ============
--------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
--------------------------------------------------------------------------------------------------
Capital stock, $0.001 par value; 5,707,641 shares issued and outstanding
 (100,000,000 shares authorized) ..................................................................   $      5,708
Paid-in capital ...................................................................................     77,965,437
Accumulated net realized loss on investments and foreign currency related transactions ............    (45,271,438)
Net unrealized appreciation in value of investments and translation of other assets and liabilities
 denominated in foreign currency ..................................................................     15,021,856
                                                                                                      ------------
Net assets applicable to shares outstanding .......................................................   $ 47,721,563
                                                                                                      ============

-------------------------------------------------------------------------------
See accompanying notes to financial statements.                               9

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 2000
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Income (Note A):
   Dividends ......................................................................................   $  1,693,543
   Interest .......................................................................................         49,624
   Less: Foreign taxes withheld ...................................................................       (204,436)
                                                                                                      ------------
   Total Investment Income ........................................................................      1,538,731
                                                                                                      ------------
Expenses:
   Investment advisory fees (Note B) ..............................................................        492,373
   Audit and legal fees ...........................................................................        424,847
   Custodian fees (Note B) ........................................................................         79,912
   Accounting fees ................................................................................         76,209
   Printing .......................................................................................         70,272
   Directors' fees ................................................................................         51,240
   Administration fees (Note B) ...................................................................         46,719
   Transfer agent fees ............................................................................         35,180
   NYSE listing fee ...............................................................................         16,214
   Insurance ......................................................................................          8,718
   Other ..........................................................................................         44,805
   Brazilian taxes (Note A) .......................................................................        169,992
                                                                                                      ------------
   Total Expenses .................................................................................      1,516,481
   Less: Fee waivers (Note B) .....................................................................       (127,652)
                                                                                                      ------------
     Net Expenses .................................................................................      1,388,829
                                                                                                      ------------
   Net Investment Income ..........................................................................        149,902
                                                                                                      ------------

--------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
--------------------------------------------------------------------------------------------------
 Net realized loss from:
   Investments ....................................................................................     (4,098,498)
   Foreign currency related transactions ..........................................................       (442,354)
Net change in unrealized depreciation in value of investments and translation of other assets and
 liabilities denominated in foreign currency ......................................................     24,033,597
                                                                                                      ------------
Net realized and unrealized gain on investments and foreign currency related transactions .........     19,492,745
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................   $ 19,642,647
                                                                                                      ============

-------------------------------------------------------------------------------
10                              See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                                  For the Fiscal Years
                                                                                                      Ended March 31,
                                                                                               ----------------------------
                                                                                                  2000             1999
                                                                                               -----------      -----------
-------------------------------------------------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------

Operations:
   Net investment income ...................................................................   $   149,902     $    276,569
   Net realized loss on investments and foreign currency
    related transactions ...................................................................    (4,540,852)     (33,508,285)
   Net change in unrealized depreciation in value of
    investments and translation of other assets and liabilities denominated
    in foreign currency ....................................................................    24,033,597       (1,015,846)
                                                                                               -----------      -----------
     Net increase/(decrease) in net assets resulting from operations .......................    19,642,647      (34,247,562)
                                                                                               -----------      -----------
Dividends to shareholders:
   Net investment income ...................................................................          --           (276,569)
   In excess of net investment income ......................................................          --           (509,484)
                                                                                               -----------      -----------
     Total dividends to shareholders .......................................................          --           (786,053)
                                                                                               -----------      -----------
Capital share transactions:
   Cost of 519,700 shares and 337,500 shares repurchased, respectively (Note G) ............    (2,939,396)      (1,308,366)
                                                                                               -----------      -----------
     Total increase/(decrease) in net assets ...............................................    16,703,251      (36,341,981)
                                                                                               -----------      -----------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------
Beginning of year ..........................................................................    31,018,312       67,360,293
                                                                                               -----------     ------------
End of year ................................................................................   $47,721,563     $ 31,018,312
                                                                                               ===========     ============

-------------------------------------------------------------------------------
See accompanying notes to financial statements.                              11

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
-------------------------------------------------------------------------------


                                                                                  -------------------------------
                                                                                    2000        1999      1998
                                                                                  ---------  ---------  ---------
-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................     $4.98      $10.26     $17.96
                                                                                  ---------  ---------  ---------
Net investment income/(loss) ..................................................      0.02++      0.04++     0.03
Net realized and unrealized gain/(loss) on investments and foreign currency
  related transactions ........................................................      3.23       (5.23)     (2.76)
                                                                                  ---------  ---------  ---------
Net increase/(decrease) in net assets resulting from operations ...............      3.25       (5.19)     (2.73)
                                                                                  ---------  ---------  ---------
Dividends and distributions to shareholders:
  Net investment income .......................................................      --         (0.04)     (0.02)
  In excess of net investment income ..........................................      --         (0.08)      --
  Net realized gains on investments ...........................................      --          --        (4.91)
  In excess of net realized gains on investments ..............................      --          --        (0.04)
                                                                                  ---------  ---------  ---------
Total dividends and distributions to shareholders .............................      --         (0.12)     (4.97)
                                                                                  ---------  ---------  ---------
Anti-dilutive impact due to shares of beneficial
  interest repurchased ........................................................      0.13        0.03       --
                                                                                  ---------  ---------  ---------
Dilution due to capital share rights offering .................................      --          --         --
                                                                                  ---------  ---------  ---------
Net asset value, end of period ................................................     $8.36     $  4.98     $10.26
                                                                                  =========  =========  =========
Market value, end of period ...................................................    $6.125     $ 4.313     $8.375
                                                                                  =========  =========  =========
Total investment return (a) ...................................................     42.03%     (46.87)%    (5.55)%
                                                                                  =========  =========  =========

-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (000 omitted) .......................................   $47,722     $31,018    $67,360
Ratio of expenses to average net assets, net of fee waivers# ..................      3.80%       5.17%      2.07%
Ratio of expenses to average net assets, excluding fee waivers ................      4.15%       5.52%      2.42%
Ratio of expenses to average net assets, net of fee waivers and excluding taxes      3.33%       4.82%      1.72%
Ratio of net investment income/(loss) to average net assets ...................      0.41%       0.66%      0.17%
Portfolio turnover rate .......................................................       135%        137%       123%

--------------------------------------------------------------------------------------------------------------------------
*    Commencement of investment operations.
**   Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
++   Based on average shares outstanding.
+    Based on average shares outstanding from April 1, 1996 through April 16,
     1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
xx   Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued persuant to the
     Fund's automatic Dividend Reinvestment Plan.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.

-------------------------------------------------------------------------------
12                              See accompanying notes to financial statements.


-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                                                                                  For the Fiscal Years Ended March 31,
                                                                                  ------------------------------------
                                                                                    1997         1996          1995
                                                                                  ---------    ---------    ----------
-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................     $14.18       $13.02       $20.80
                                                                                  ---------    ---------    ----------
Net investment income/(loss) ..................................................       0.10+        0.06        (0.12)
Net realized and unrealized gain/(loss) on investments and foreign currency
  related transactions ........................................................       5.69         3.32xx      (3.80)
                                                                                  ---------    ---------    ----------
Net increase/(decrease) in net assets resulting from operations ...............       5.79         3.38        (3.92)
                                                                                  ---------    ---------    ----------
Dividends and distributions to shareholders:
  Net investment income .......................................................      (0.02)        --           --
  In excess of net investment income ..........................................       --           --          (0.03)
  Net realized gains on investments ...........................................       --          (2.22)       (3.83)
  In excess of net realized gains on investments ..............................       --           --           --
                                                                                  ---------    ---------    ----------
Total dividends and distributions to shareholders .............................      (0.02)       (2.22)       (3.86)
                                                                                  ---------    ---------    ----------
Anti-dilutive impact due to shares of beneficial
  interest repurchased ........................................................       --           --           --
                                                                                  ---------    ---------    ----------
Dilution due to capital share rights offering .................................      (1.99)        --           --
                                                                                  ---------    ---------    ----------
Net asset value, end of period ................................................     $17.96       $14.18       $13.02
                                                                                  =========    =========    ==========
Market value, end of period ...................................................     $14.50      $13.875       $14.75
                                                                                  =========    =========    ==========
Total investment return (a) ...................................................       4.67%(b)     8.85%       (6.79)%
                                                                                  =========    =========    ==========

-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (000 omitted) .......................................   $117,887      $65,696      $60,156
Ratio of expenses to average net assets, net of fee waivers# ..................       1.76%        1.76%        1.86%
Ratio of expenses to average net assets, excluding fee waivers ................       2.11%        2.11%        2.13%
Ratio of expenses to average net assets, net of fee waivers and excluding taxes       1.69%        1.76%        1.73%
Ratio of net investment income/(loss) to average net assets ...................       0.39%        0.39%       (0.62)%
Portfolio turnover rate .......................................................         74%          55%          69%

---------------------------------------------------------------------------------------------------------------------------

                                                                                                 For the Period
                                                                                                April 10, 1992*
                                                                                  ---------        through
                                                                                    1994        March 31, 1993
                                                                                  ---------   -------------------
-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................   $ 11.83         $13.79**
                                                                                  --------     ---------
Net investment income/(loss) ..................................................     (0.04)          0.06
Net realized and unrealized gain/(loss) on investments and foreign currency
  related transactions ........................................................      9.09          (1.99)
                                                                                  --------     ---------
Net increase/(decrease) in net assets resulting from operations ...............      9.05          (1.93)
                                                                                  --------     ---------
Dividends and distributions to shareholders:
  Net investment income .......................................................     (0.08)         (0.03)
  In excess of net investment income ..........................................      --              --
  Net realized gains on investments ...........................................      --              --
  In excess of net realized gains on investments ..............................      --              --
Total dividends and distributions to shareholders .............................     (0.08)         (0.03)
Anti-dilutive impact due to shares of beneficial
  interest repurchased ........................................................      --              --
                                                                                  --------     ---------
Dilution due to capital share rights offering .................................      --              --
                                                                                  --------     ---------
Net asset value, end of period ................................................   $ 20.80         $11.83
                                                                                  ========     =========
Market value, end of period ...................................................   $ 19.00         $11.25
                                                                                  ========     =========
Total investment return (a) ...................................................     69.55%        (19.16)%
                                                                                  ========     =========

--------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted) .......................................   $95,820        $54,493
Ratio of expenses to average net assets, net of fee waivers# ..................      2.05%          2.45%(c)
Ratio of expenses to average net assets, excluding fee waivers ................      2.05%          2.45%(c)
Ratio of expenses to average net assets, net of fee waivers and excluding taxes      2.02%          2.45%(c)
Ratio of net investment income/(loss) to average net assets ...................     (0.28)%         0.61%(c)
Portfolio turnover rate .......................................................        73%            50%
--------------------------------------------------------------------------------------------------------------------------


(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c) Annualized.

-------------------------------------------------------------------------------
                                                                             13

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $205,226 and $2,572,405, respectively.

At March 31, 2000, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $42,395,686 of which $31,370,209 expires in 2007 and $11,025,477 expires in 2008.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years.

There is no withholding tax on dividend income except for dividends paid from a company's pre-1996 profits which are taxed at 15%. However, if a company pays a

-------------------------------------------------------------------------------
14

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

cash distribution termed as a "net worth value payment", such amounts are taxed at 15%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At March 31, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences relating to net realized losses on foreign currency denominated transactions of $149,902 and $890,262 to undistributed net investment income and paid-in-capital, respectively.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

-------------------------------------------------------------------------------
 NOTE B. AGREEMENTS
-------------------------------------------------------------------------------
Credit Suisses Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the fiscal year ended March 31, 2000, CSAM earned $492,373 for advisory services, of which CSAM waived $127,652. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the fiscal year ended March 31, 2000, CSAM was reimbursed $10,248 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 2000, BBNA earned $42,477 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 2000, BSFM earned $36,471 for administrative services.

-------------------------------------------------------------------------------
 NOTE C. CAPITAL STOCK
-------------------------------------------------------------------------------
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,707,641 shares outstanding at March 31, 2000, CSAM owned 7,169 shares.

-------------------------------------------------------------------------------
NOTE D. INVESTMENT IN SECURITIES
-------------------------------------------------------------------------------
For U.S. federal income tax purposes, the cost of securities owned at March
31, 2000 was $32,829,765. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $14,916,798, was composed of gross appreciation of $15,491,847 for those investments having an excess of value over cost and gross depreciation of $575,049 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 2000, purchases and sales of securities, other than short-term obligations, were $48,050,327 and $46,973,444, respectively.

-------------------------------------------------------------------------------
 NOTE E. CREDIT AGREEMENTS
-------------------------------------------------------------------------------
Effective December 15, 1999, the Fund, together with other funds advised by CSAM established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as

-------------------------------------------------------------------------------
16

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At March 31, 2000 and during the year ended March 31, 2000, the Fund had no borrowings under the credit agreements.

Previously, the Fund along with 10 other U.S. regulated management investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time did the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

-------------------------------------------------------------------------------
 NOTE F. CONTINGENCIES
-------------------------------------------------------------------------------
Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the STROUGO Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgement. In April 1999, the District Court adjourned the motion by the special litigation committee, pending further limited discovery by Mr. Strougo's attorneys. That discovery has been completed and new briefs regarding the motion for summary judgement have recently been filed. The costs of defending the directors in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity.

The Fund has also recently been added as a nominal defendant in a derivative action entitled STROUGO V. BEA ASSOCIATES, originally filed in the Southern District of New York solely against defendant BEA Associates (now CSAM) in May of 1998. The complaint was amended in February of 2000 to add the Fund as a nominal defendant. The complaint asserts claims under Sections 36(a) and 36(b) of the Investment Act of 1940, both of which stem from the charge that CSAM has violated its statutory duties by negotiating over the Fund's advisory agreement with independent directors who are allegedly not independent. Motions to dismiss made by CSAM were denied prior to the Fund being added to the case as a nominal defendant and discovery is just now beginning.

Management believes that neither the outcome of the above litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund, although there can be no assurance to that effect.

-------------------------------------------------------------------------------
                                                                             17

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTE G. SHARE REPURCHASE PROGRAM
-------------------------------------------------------------------------------
On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. From October 21, 1998 through March 31, 1999, the Fund repurchased 337,500 of its shares for a total cost of $1,308,366 at a weighted average discount of 13.08% from net asset value. Through March 31, 1999, the premium/(discount) of individual repurchases ranged from 0.48% - (22.34%). For the fiscal year ended March 31, 2000, the Fund repurchased 519,700 of its shares for a total cost of $2,939,396 at a weighted average discount of 21.30% from net asset value. The discount of individual repurchases ranged from 13.62% - 26.68%.

-------------------------------------------------------------------------------
18

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Brazilian Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
May 15, 2000

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
-------------------------------------------------------------------------------

On July 27, 1999, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.


NAME OF DIRECTOR                                                   FOR       WITHHELD     NON-VOTES
----------------                                                ---------    --------     ---------
James J. Cattano (three-year term)                              4,280,569     120,810     1,825,962
Robert J. McGuire (three-year term)                             4,256,624     144,755     1,825,962
William W. Priest, Jr. (three-year term)                        4,281,607     119,772     1,825,962
Miklos A. Vasarhelyi (two-year term)                            4,255,424     145,955     1,825,962


In addition to the directors re-elected at the meeting, Enrique R. Arzac, Peter A. Gordon*, George W. Landau, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

* Mr. Gordon subsequently resigned from the Board and the size of the Board was reduced by one.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending March 31, 2000.

                                        FOR            AGAINST       ABSTAIN        NON-VOTES
                                     ---------         -------       -------        ---------
                                     4,329,541         44,643        27,195         1,825,962


-------------------------------------------------------------------------------
20

-------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
-------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Brazilian Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The

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                                                                             21

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DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
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statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

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22

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DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
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The participant should recognize that neither the Fund nor the Program
Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

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* InvestLink is a service mark of Boston EquiServe Limited Partnership.

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                                                                             23

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RECENT DEVELOPMENTS (UNAUDITED)
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Recently, the Securities and Exchange Commission (the "SEC") amended Rule
14a-4(c) under the Securities Exchange Act of 1934, (the "1934 Act"), which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

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24

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 SUMMARY OF GENERAL INFORMATION (UNAUDITED)
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The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 2000, CSAM-Americas managed approximately $74.0 billion in assets.

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  SHAREHOLDER INFORMATION
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The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

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  THE CSAM GROUP OF FUNDS
-------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)


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Notice is hereby given in accordance with Section 23(C) of the Investment
Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
-------------------------------------------------------------------------------


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

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DIRECTORS AND CORPORATE OFFICERS
-------------------------------------------------------------------------------

Dr. Enrique R. Arzac    Director

James J. Cattano        Director

George W. Landau        Director

Robert J. McGuire       Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

William W. Priest, Jr.  Chairman of the Board of Directors

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yarek Aranowicz         Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer


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  INVESTMENT ADVISER
-------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022


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ADMINISTRATOR
-------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

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  CUSTODIAN
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Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

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  SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------------------

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

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  INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

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  LEGAL COUNSEL
-------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019



This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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